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                  Prudential Jennison Equity Opportunity Fund
              (formerly Prudential Jennison Growth & Income Fund)
             a series of The Prudential Investment Portfolios, Inc.
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                       Supplement Dated November 1, 2000
                       Prospectus Dated December 2, 1999

   On October 25, 2000, the Board of Directors of The Prudential Investment Portfolios, Inc. approved the proposal summarized below. The proposal will be submitted for approval by shareholders of the Prudential Jennison Equity Opportunity Fund (the Fund) at an Annual Meeting of Shareholders scheduled to be held on January 17, 2001.

   The following information supplements information contained in the Prospectus of the Fund on pages 1 and 6:

   'Risk/Return Summary--Investment Objective and Principal Strategies'--Page 1 'How the Fund Invests--Investment Objective and Policies'--Page 6

   The Fund's current investment objective is long-term growth of capital and income with current income as a secondary objective. If approved by shareholders, the Fund's investment objective will be changed to long-term growth of capital.
MF172C2